SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2006
                                                         ----------------


                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                    0-10652                  94-2751350
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(State or other jurisdiction        (File Number)           (I.R.S. Employer
     of incorporation)                                    identification number)


                    300 Park Marina Circle, Redding, CA 96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
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              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

         Item 8.01:   Other Events

         On January 31, 2006, the registrant issued a Press Release, "North Valley Bancorp reports increased net income for 2005." Attached hereto as
Exhibit 99.103 and incorporated herein by this reference is said Corrected Press Release dated January 31, 2006.

         Item 9.01:   Financial Statements and Exhibits

                (c)   Exhibits
                      --------

           (99.103)   News Release of North Valley Bancorp dated
                      January 31, 2006



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORTH VALLEY BANCORP


                                       By: /s/ JAMES KIM
                                           -------------------------------------
                                           James Kim
Dated:   January 31, 2006                  SVP/Controller